UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2019
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Axonics Modulation Technologies, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38721	45-4744083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
26 Technology Drive
Irvine, California 92618
(Address of principal executive offices) (Zip Code)
(949) 396-6322
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.0001 per share	AXNX	Nasdaq Global Select Market

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Axonics Modulation Technologies, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on August 19, 2019. On June 28, 2019, the record date for determining stockholders entitled to vote at the Annual Meeting, there were 28,468,076 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) outstanding. Holders of 24,585,094 shares of Common Stock (representing 86.36% of the shares of Common Stock outstanding on the Record Date) were present in person or represented by proxy at the Annual Meeting, constituting a quorum. At the Annual Meeting, the stockholders of the Company voted on two proposals described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on July 9, 2019. The results for each matter voted on by the stockholders at the Annual Meeting were as follows:

Proposal 1: The stockholders of the Company elected Erik Amble, Ph.D., Juliet Tammenoms Bakker, Michael H. Carrel, Raymond W. Cohen, Jane E. Kiernan, Robert E. McNamara, Nancy Snyderman, M.D., FACS, and Raphaël Wisniewski as Directors, each for a one-year term ending at the Annual Meeting of Stockholders to be held in 2020 and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal. The results of the stockholders’ vote with respect to the election of the Directors were as follows:

Nominee	Term Expiring	For	Withhold	Broker Non-Votes
Erik Amble, Ph.D.	2020	19,270,101	1,553	5,300,822
Juliet Tammenoms Bakker	2020	18,968,383	2,053	5,300,822
Michael H. Carrel	2020	19,262,229	2,053	5,300,822
Raymond W. Cohen	2020	19,266,505	53	5,300,822
Jane E. Kiernan	2020	19,269,654	1,863	5,300,822
Robert E. McNamara	2020	19,267,608	4,053	5,300,822
Nancy Snyderman, M.D., FACS	2020	19,271,198	1,963	5,300,822
Raphaël Wisniewski	2020	19,267,722	1,863	5,300,822

Proposal 2: The stockholders of the Company ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The results of the stockholders’ vote with respect to such ratification were as follows:

For	Against	Abstain
24,578,411	0	6,683

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXONICS MODULATION TECHNOLOGIES, INC.

Dated: August 22, 2019	By:	/s/ Raymond W. Cohen
Raymond W. Cohen
Chief Executive Officer